UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

 SunPower Corporation
(Exact name of registrant as specified in its charter)

 001-34166
(Commission
File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 27, 2014, the Superior Court of California for Santa Clara County (the “Court”) entered an order providing for preliminary approval of a settlement (the “Settlement”) of In re SunPower Corporation Shareholder Derivative Litigation Case No. 1-09-CV-158522. In its order, the Court also approved the form of notice of the Settlement, and set a hearing date of August 22, 2014 at 9:00 a.m. to consider whether to grant final approval of the Settlement.

As required by the Court’s order, a copy of the Notice of Derivative Settlement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The notice and the settlement can also be viewed on the investor relations portion of SunPower Corporation’s website (investors.sunpower.com).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Notice of Derivative Settlement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNPOWER CORPORATION

Date: June 6, 2014	By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Derivative Settlement.